EXHIBIT 23(c)


INDEPENDENT AUDITORS CONSENT



We consent to the incorporation by reference in this registration
statement No. 333-     of Motorola, Inc. on Form S-8 of our report dated
February 9, 1999, appearing in the Annual Report on Form 10-K of General Instrument Corporation for the year ended December 31, 1998.



/s/Deloitte & Touche LLP
Parsippany, New Jersey
January 2, 2001